SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

       Filed by the registrant  [ ]
       Filed by a party other than the registrant  [ ]

       [ ] Check the appropriate box:
       [ ] Preliminary proxy statement [ ] Confidential, for Use [X] Definitive proxy statement of the Commission Only [ ] Definitive additional materials (as permitted by Rule [ ] Soliciting material pursuant to 14a-6(e)(2))
           Rule 14a-11(c) or Rule 14a-12

                               CYBER DIGITAL, INC.
                 Name of Registrant as Specified in Its Charter

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
       [X] No Fee required.
       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

       [ ] Fee paid previously with preliminary materials.

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)    Amount previously paid:

       (2) Form, schedule or registration statement no.:

       (3) Filing party:

       (4) Date filed:

                               CYBER DIGITAL, INC.
                                 400 OSER AVENUE
                                   SUITE 1650
                            HAUPPAUGE, NEW YORK 11788
                                 (516) 231-1200

                                                              February 14, 2000

To Our Shareholders:

         You are cordially invited to attend the Year 2000 Annual Meeting of the Shareholders of Cyber Digital, Inc. (the "Company"), which will be held at the Holiday Inn, 3845 Veterans Memorial Highway, Ronkonkoma, New York, on
Monday, March 6, 2000 at 10:00 a.m. New York time.

         The Notice of Annual Meeting of the Shareholders and Proxy Statement covering the formal business to be conducted at the Annual Meeting follow this letter.

         We hope you will attend the Annual Meeting in person. Whether or not you plan to attend, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope to assure that your shares are represented at the meeting.


                                               Sincerely yours,


                                              /s/ J.C. Chatpar
                                              ---------------------------------
                                              J.C. Chatpar
                        Chairman of the Board, President
                                              and Chief Executive Officer

                               CYBER DIGITAL, INC.
                                 400 OSER AVENUE
                                   SUITE 1650
                            HAUPPAUGE, NEW YORK 11788
                                 (516) 231-1200

                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 6, 2000


         The Annual Meeting of Shareholders of Cyber Digital, Inc. (the "Company") will be held at the Holiday Inn, 3845 Veterans Memorial Highway, Ronkonkoma, New York, at 10:00 A.M., New York time, on Monday March 6, 2000 for the following purposes:

                  1. To approve the issuance of shares of the Company's Common Stock, par value $0.01 per share (the "Securities"), to be issued on conversion of shares of the Company's Series D1 Convertible Preferred Stock and exercise of the related warrants (the "Convertible Securities"), and payment of dividends on the Company's Series D1 Convertible Preferred Stock.

                  2. To approve an amendment to the Company's 1997 Stock Incentive Plan (the "1997 Plan") to increase the number of shares reserved for issuance thereunder by 2,000,000 from 850,999 shares to 2,850,999 of the Company's Common Stock, par value $0.01 per share.

                  3. To elect five directors, each to serve until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified.

                  4. To ratify the appointment of Albrecht, Viggiano, Zureck & Company, P.C. ("AVZ") as the Company's independent public auditors for the Company's fiscal year ending March 31, 1999 and to approve the appointment of AVZ for the Company's fiscal year ending March 31, 2000.

                  5. To approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of the Company's Common Stock, $0.01 par value per share, which the Company is authorized to issue to 60,000,000. The text of Article Fourth of the Company's Certificate of Incorporation, as amended by this proposed amendment, is attached as Appendix I to the accompanying Proxy Statement.

                  6. To transact such other business as may be properly brought before the meeting and any adjournment or postponement thereof.

         The Board of Directors unanimously recommends that you vote FOR the approval of the issuance of the Securities on conversion of the Convertible Securities and payment of dividends on the Company's Series D1 Convertible Preferred Stock, FOR the amendment to the Company's 1997 Plan to reserve of an additional 2,000,000 shares of the Company's Common Stock for issuance pursuant to the 1997 Plan, FOR the election of all five nominees as directors, FOR the ratification and approval of the appointment of AVZ as independent public auditors for the Company's fiscal year ending March 31, 1999 and to approve the appointment of AVZ for the Company's fiscal year ending March 31, 2000 and FOR the amendment to the Company's Certificate of Incorporation to increase the number of shares of the Company's Common Stock $0.01 par value per share, which the Company is authorized to issue to 60,000,000.

         Shareholders of record at the close of business on February 4, 2000 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

         Whether or not you plan to attend the Annual Meeting in person, please complete, sign, date and return the enclosed proxy in the reply envelope provided which requires no postage if mailed in the United States. Shareholders attending the Annual Meeting may vote in person even if they have returned a proxy. By promptly returning your proxy, you will greatly assist us in preparing for the Annual Meeting.

                                             By Order of the Board of Directors


                                             /s/ J.C. Chatpar
                                             ------------------------------
                                             J.C. Chatpar
                                             Chairman of the Board

Hauppauge, New York
February 14, 2000

                               CYBER DIGITAL, INC.
                                 400 OSER AVENUE
                                   SUITE 1650
                            HAUPPAUGE, NEW YORK 11788
                                 (516) 231-1200

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held March 6, 2000


         This Proxy Statement and the enclosed form of proxy are being furnished, commencing on or about February 14, 2000, in connection with the solicitation of proxies in the enclosed form by the Board of Directors of Cyber Digital, Inc., a New York corporation (the "Company"), for use at the Annual Meeting of Shareholders ("Shareholders") of the Company (the "Annual Meeting") to be held at the Holiday Inn, 3845 Veterans Memorial Highway, Ronkonkoma, New York, at 10:00 A.M., New York time, on Monday March 6, 2000, and at any adjournment or postponement thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders.

         The Annual Report of the Company, containing financial statements of the Company as of March 31, 1999, and for the year then ended, is included with this proxy statement and the information contained therein is incorporated by reference herein. The principal executive offices of the Company are located at 400 Oser Avenue, Suite 1650, Hauppauge, New York 11788.

         A list of the Shareholders entitled to vote at the Annual Meeting will be available for examination by Shareholders during ordinary business hours for a period of ten days prior to the Annual Meeting at the offices of the Company, 400 Oser Avenue, Suite 1650, Hauppauge, New York 11788. A Shareholder list will also be available for examination at the Annual Meeting.

         If you are unable to attend the Annual Meeting, you may vote by proxy on any matter to come before that meeting. The enclosed proxy is being solicited by the Board of Directors. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted (i) FOR the approval of the issuance of the Securities on conversion of the Convertible Securities and payment of dividends on the Company's Series D1 Convertible Preferred Stock;
(ii) FOR the amendment to the Company's 1997 Plan to reserve for an additional 2,000,000 shares of the Company's Common Stock for issuance pursuant to the 1997 Plan; (iii) FOR the election of the nominees named below under the caption "Election of Directors," (iv) FOR the ratification of AVZ as independent public auditors for the Company's fiscal year ending March 31, 1999 and to approve the appointment of AVZ for the Company's fiscal year ending March 31, 2000 (v) FOR the amendment to the Company's Certificate of Incorporation to increase the number of shares of the Company's Common Stock, $0.01 par value per share, which the Company is authorized to issue to 60,000,000, and (vi) in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Annual Meeting. Attendance in person at the Annual Meeting will not of itself revoke a proxy; any Shareholder who does attend the Annual Meeting, however, may revoke a proxy orally and vote in person. Proxies may be revoked at any time before they are voted by submitting a properly executed proxy with a later date or by sending a written notice of revocation to the Secretary of the Company at the Company's principal executive offices.

         This Proxy Statement and the accompanying form of proxy are being mailed to Shareholders of the Company on or about February 14, 2000.

         Following the original mailing of proxy solicitation material, executive and other employees of the Company and professional proxy solicitors may solicit proxies by mail, telephone, telegraph and personal interview.
Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries which are record holders of the Company's Common Stock to forward proxy solicitation material to the beneficial owners of such stock. Although it has entered into no formal agreements to do so, the Company may reimburse such record holders for their reasonable expenses incurred in such forwarding. The cost of soliciting proxies in the enclosed form will be borne by the Company.

         The Company's Board of Directors has unanimously voted to recommend (i) the issuance of the Common Stock on the conversion of the Company's Series D1 Convertible Preferred Stock and related warrants ("Convertible Securities") and payment of dividends on the Company's Series D1 Convertible Preferred Stock,
(ii) the amendment to the Company's 1997 Plan to increase the number of shares reserved for issuance thereunder by 2,000,000, (iii) the nominees for election to the Board of Directors listed below under the caption "Election of Directors"
(iv) the ratification of the appointment of AVZ as the Company's independent public auditors for the fiscal year ending March 31, 1999 and the appointment of AVZ as the independent public auditors for the Company for the fiscal year ending March 31, 2000 and (v) the amendment to the Company's Certificate of Incorporation to increase the number of shares of the Company's Common Stock $0.01 par value per share, which the Company is authorized to issue to 60,000,000.

         The holders of a majority of the outstanding shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Shares represented by proxies that are marked "abstain" will be counted as shares present for purposes of determining the presence of a quorum on all matters. Brokers holding shares for beneficial owners in "street name" must vote those shares according to specific instructions they receive from the owners of such shares. If instructions are not received, brokers may vote the shares, in their discretion, depending on the type of proposals involved. Broker non-votes result when brokers are precluded from exercising their discretion on certain types of proposals. Brokers may have discretionary authority to vote on the issuance of the Securities to HFTP Investment LLC, the amendment to the Company's 1997 Stock Incentive Plan the election of directors, the ratification of the appointment of AVZ and the amendment to the Company's Certificate of Incorporation. Shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the Annual Meeting on those matters as to which authority to vote is withheld from the broker.

         The election of each nominee for Director requires a plurality of the votes cast at the Annual Meeting (whether in person or by proxy) by the holder of shares entitled to vote thereon. The affirmative vote of a majority of the votes cast at an Annual Meeting (whether in person or by proxy) by the holders of shares entitled to vote thereon is required for the approval of the remaining proposals. Because broker non-votes and abstentions will not be treated as shares that are voted with respect to a specific proposal, broker non-votes and abstentions will have no effect on the outcome.

         The Company will appoint an inspector to act at the Annual Meeting who will: (1) ascertain the number of shares outstanding; (2) determine the shares represented at the Annual Meeting and the validity of the proxies and ballots;
(3) count all votes and ballots; (4) determine and retain for a reasonable period a record of the disposition of any challenges made to any determinations by such inspector; and (5) certify his determination of the number of shares represented at the Annual Meeting and his count of all votes and ballots.

         Only Shareholders of record at the close of business on February 4, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. As of the close of business on February 4, 2000, there were 18,735,590 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), outstanding. Each share of Common Stock entitles the record holder thereof to one vote on all matters properly brought before the Annual Meeting and any adjournment or postponement thereof, with no cumulative voting.

         As of the Record Date, J.C. Chatpar, along with all of the Directors, held an aggregate of 7,663,524 shares of Common Stock, representing 37.1% of the Company's issued and outstanding Common Stock. Each of Mr. Chatpar and the Directors has agreed to vote in favor of each proposal discussed below.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting persons are required by Commission regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, the following persons failed to file, on a timely basis, reports required by Section 16(a) of the Exchange Act:

         J.C. Chatpar failed to timely file three Forms 4, in connection with the receipt of certain stock options, during the fiscal years ended March 31, 1998 and 1999. Jatinder Wadhwa failed to timely file four Forms 4, in connection with the receipt and exercise of certain stock options, during the fiscal years ended March 31, 1998 and 1999. Jack Dorfman failed to timely file three Forms 4, in connection with the receipt of certain stock options, during the fiscal years ended March 31, 1998 and 1999. Terry Jones failed to timely file a form 3, and in connection with the receipt of certain stock options, two Forms 4 during the fiscal years ended March 31, 1998 and 1999. Khushi Nichani failed to timely file a form 3, and in connection with the receipt of certain stock options, two Forms 4 during the fiscal years ended March 31, 1998 and 1999. Larry Shluger failed to timely file a Form 3, and in connection with the receipt of certain stock options, a Form 4 during the fiscal years ended March 31, 1998 and 1999. As of the date of this proxy statement, all such forms have been filed.


  PROPOSAL 1 -- APPROVAL OF THE ISSUANCE OF THE SECURITIES ON THE CONVERSION OF
                    THE CONVERTIBLE SECURITIES and payment of dividends on the Company's Series D1 Convertible Preferred Stock

         The Company entered into a securities purchase agreement, dated as of September 30, 1999, with HFTP Investment LLC pursuant to which the Company agreed to sell 3,000 shares of a new series of its Preferred Stock, par value $0.05 per share, called the Series D1 Convertible Preferred Stock. The Series D1 Convertible Preferred Stock carries a cumulative annual dividend of 8% which is payable quarterly in cash or in the Common Stock, at the election of the Company. As set forth in the Company's Certificate of Amendment to its Certificate of Incorporation, the Series D1 Convertible Preferred Stock is convertible into shares of the Common Stock. No fractional shares of Common Stock will be issued as a result of such conversion. Series D1 Convertible Preferred Stock shall be convertible into the number of shares Common Stock derived by multiplying the number of Series D1 Convertible Preferred Stock to be converted by a fraction, the numerator of which is the sum of default interest and accrued but unpaid dividends, if any, plus $1,000 per share of Series D1 Convertible Preferred Stock to be converted and the denominator of which shall be the lesser of (x) $5.43, subject to adjustments for stock splits, stock dividends, recapitalizations and the like, and (y) the amount obtained by multiplying 80% by the lesser of (i) the average of the three lowest closing sales prices of the Common Stock over the 20 days immediately preceding the conversion and (ii) the closing bid price of the Common Stock on the date of conversion. For the purposes of this formula default interest is the amount of interest which accrues on any accrued and unpaid dividends which are not paid within five business days of the date on which they are due which default interest will be at a rate of 18.0% per annum from the day on which they were due until the date on which such dividends are paid in full.

         Pursuant to the securities purchase agreement, HFTP Investment LLC has purchased an aggregate of 3,000 shares of the Company's Series D1 Preferred Stock, and a warrant to purchase 190,678 shares of Common Stock for an aggregate purchase price of $3,000,000. The exercise price per share of the warrant is $5.70, subject to adjustments for stock splits, stock dividends, recapitalizations and the like.

         The shares of the Series D1 Convertible Preferred Stock held by HFTP Investment LLC are subject to redemption in the event that the conversion price is equal or less than $3.00 per share. In addition, all or a portion of the shares of the Series D1 Convertible Preferred Stock may be redeemed by the Company at any time prior to October 5, 2000 provided that (i) the registration statement registering the Common Stock into which the Series D1 Convertible Preferred Stock is convertible shall be effective and cover all of the Common Stock into which the Series D1 Convertible Preferred Stock may be converted,
(ii) trading of the Company's Common Stock has not been suspended, (iii) the Company has not given the holders of the Series D1 Convertible Preferred Stock more than three notices that the Company wishes to redeem Series D1 Convertible Preferred Stock, (iv) all shares of Common Stock issued on the conversion of Series D1 Convertible Preferred Stock and any warrants to purchase Common Stock held by the holders of Series D1 Convertible Preferred Stock have been issued in a timely manner and (v) the Company is not in default under the Certificate of Amendment to its Certificate of Incorporation the warrants or any of the transactional documents the Company has entered into with the holders of Series D1 Convertible Preferred Stock. The holders of the Series D1 Convertible Preferred Stock have no voting rights other than those required by law or as expressly provided in the Certificate of Amendment of the Certificate of Incorporation. The price at which the Company may redeem the Series D1 Convertible Preferred Stock depends on the date of such redemption. Prior to April 4, 2000 such redemption price shall be $1,150 per share of Series D1 Convertible Preferred Stock that is redeemed by the Company. Between April 5, 2000 and October 4, 2000, such redemption price shall be $1,200 per share of Series D1 Convertible Preferred Stock that is redeemed by the Company.

         The following table sets forth the number of shares of Common Stock the Company would be required to issue upon conversion of all 3,000 shares of Series D1 Convertible Preferred Stock held by HFTP Investment LLC, at the applicable conversion price of $3.35 per share of Common Stock as of February 1, 2000, and the resulting percentage of the Company's total shares of Common Stock outstanding after such conversion. The table also sets forth the results of such calculations assuming (i) increases of 25%, 50% as well as the maximum conversion price of $5.43 which represents a 62% increase in the applicable conversion price and (ii) decreases of 25%, 50% and 75% in the applicable conversion price. Notwithstanding the information contained in the table below, the Company may redeem the Series D1 Convertible Preferred Stock when the conversion price reaches $3.00 per share or less; provided that the Company has sufficient cash reserves to effect such redemption.

--------------------------------------------------------------------------------
                                                                Percentage of
 Assumed Conversion Price       %          Number of Shares   Outstanding Common
 per Share of Common Stock    change        Issuable upon        Stock After
                                            Conversion (2)       Conversion(3)
--------------------------------------------------------------------------------
          $3.35(1)              0%               895,522              4.6%
--------------------------------------------------------------------------------
          $4.19               +25%               715,990              3.7%
--------------------------------------------------------------------------------
          $5.03               +50%               596,421              3.1%
--------------------------------------------------------------------------------
          $5.43(4)            +62%               552,486              2.9%
--------------------------------------------------------------------------------
          $2.51               -25%             1,195,219              6.0%
--------------------------------------------------------------------------------
          $1.68               -50%             1,785,714              8.7%
--------------------------------------------------------------------------------
          $0.84               -75%             3,571,428             16.0%
--------------------------------------------------------------------------------

         (1) current applicable conversion price

         (2) The foregoing table does not reflect (i) the potential exercise of warrants to purchase 190,678 shares of Common Stock at an exercise price of $5.70 per share by the Preferred Shareholders, and (ii) the potential exercise of Warrants to purchase 75,000 shares of Common Stock at an exercise price of $5.70 per share by the placement agent, Zanett Securities Corporation.

         (3) Under the Certificate of Amendment to the Certificate of Incorporation, no holder of the Series D1 Convertible Preferred Stock can convert such stock to the extent that such conversion would cause such holder's beneficial ownership of the Company's Common Stock (other than shares deemed beneficially owned through ownership of unconverted shares of the Series D1 Convertible Preferred Stock or unexercised Warrants) to exceed 4.99% of the outstanding shares of the Company's Common Stock.

         (4) The Series D1 Convertible Preferred Stock will not convert at higher than the maximum conversion price of $5.43 which is an increase of approximately 62% over the price at which the Common Stock was trading as of the date that this Proxy Statement was mailed to shareholders.

         The Company used the services of Zannett Securities Corporation in connection with the transaction described above and has paid them a fee of $255,000 and a warrant to purchase 75,000 shares of Common Stock at an exercise price of $5.70 per share.

         Vote Required for Issuance of the Securities on the Conversion
          of the Convertible Securities and payment of dividends on the
                 Company's Series D1 Convertible Preferred Stock

         Approval of the issuance of shares of Common Stock, par value $0.01 per share, on the conversion of the Convertible Securities and payment of dividends on the Company's Series D1 Convertible Preferred Stock requires the affirmative vote of a majority of the shares of Common Stock of the Company outstanding and entitled to vote thereon.

         The Board of Directors recommends a vote FOR the approval of the issuance of shares of Common Stock on the conversion of the Series D1 Convertible Preferred Stock and payment of dividends on the Company's Series D1 Convertible Preferred Stock.


         PROPOSAL 2 -- AMENDMENT TO THE COMPANY'S 1997 PLAN TO INCREASE
            THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER BY
                                2,000,000 SHARES

         The Board of Directors has approved an amendment to the Company's 1997 Plan which, if adopted, would increase the number of shares authorized for issuance thereunder by 2,000,000 shares.

         The 1997 Plan was approved by the Board of Directors on November 7, 1997 and adopted by the Company's stockholders on November 7, 1997. Currently the 1997 Plan provides for the issuance of up to 850,999 authorized and unissued shares of Common Stock, treasury shares and/or shares acquired by the Company for purposes of the 1997 Plan. Such amounts may be increased by amendment to 1997 Plan with shareholder approval.

         The Board of Directors has approved an amendment to the 1997 Plan that would increase the number of shares authorized for issuance thereunder from 850,999 to 2,850,999 shares. As of the Record Date, the Company had issued under the 1997 Plan options to purchase an aggregate of approximately 850,500 shares. The Board of Directors believes that the Company will continue to expand the Company's executive and employee base, and that the number of options remaining available under the 1997 Plan will likely be insufficient for the Company's needs over the next several years. The Board of Directors or the Company's Stock Option Plan Committee, if created in the future (the "Committee"), will retain the discretion to increase the number of shares issuable under the 1997 Plan in the amounts and at the times as the Board of Directors or the Committee shall determine. The Board of Directors believes that this amendment to the 1997 Plan is in the best interests of the Company and its shareholders because the availability of an adequate stock option program is an important factor in attracting and retaining qualified directors, officers and employees essential to the success of the Company and in aligning their long term interests with those of the shareholders. The increase in the number of shares of Common Stock reserved for issuance under the 1997 Plan will permit the Company to continue the operation of the 1997 Plan for the benefit of new participants, as well as to allow additional award to current participants.

         The major features of the 1997 Plan are summarized below, which summary is qualified in its entirety by the actual text of the 1997 Plan. The Company will furnish without charge a copy of the 1997 Plan to any stockholder of the Company upon receipt from any such person of an oral or written request for the 1997 Plan. Such request should be sent to the Company at Cyber Digital, 400 Oser Avenue, Suite 1650, Hauppauge, New York, 11788, or made by telephone at (516) 231-1200.

         GENERAL

         The purpose of the 1997 Plan is to provide certain directors, officers and other key employees and consultants of the Company, as the Board of Directors or the Committee shall, in its discretion select, with additional incentives by providing them with the opportunity to increase their ownership interests in the Company. The 1997 Plan, is designed to attract and retain qualified persons as directors, officers and key employees of the Company so as to maintain and enhance the Company's long-term performance.

         The maximum number of shares of Common Stock subject to awards granted under the 1997 Plan is currently 850,999 shares, which may be authorized but unissued shares, treasury shares or shares acquired by the Company for purposes of the 1997 Plan. In the event of a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or the like, the Board of Directors or the Committee will proportionately adjust the number of shares covered by each outstanding award, the number of shares available under the 1997 Plan and the exercise prices of outstanding awards. Awards under the 1997 Plan may be made in the form of (i) incentive stock options ("ISOs"), (ii) nonqualified stock options (ISOs and nonqualified stock options are collectively referred to as "options"), (iii)stock appreciation rights ("SARs"), (iv) dividend equivalent rights, (v) restricted stock, (vi) restricted stock units and (vii) other stock-based awards. Awards may be made to such directors, officers and other employees of the Company, and to such consultants to the Company, as the Company shall in its discretion select (collectively "key persons"). The Board of Directors or the Committee may, without shareholder approval, suspend, discontinue, revise or amend the 1997 Plan at any time or from time to time; provided, however, that shareholder approval shall be obtained for any amendment for which such approval is required by Section 422 of the Code or under other applicable law. The Board of Directors or the Committee may amend any outstanding award, including, without limitation, by amendment which would accelerate the time or times at which the award becomes unrestricted or may be exercised, or waive or amend any goals, restrictions or conditions on the award. Any amendments that materially impair any rights or materially increase any obligations of a grantee under an outstanding award shall be made only with the consent of the grantee.

         GRANTS UNDER THE 1997 PLAN

                  Stock Options. Each stock option granted under the 1997 Plan will be exercisable during the period fixed by the Board of Directors or the Committee; however, no ISO may be exercised more than ten years after the date of grant. Unless the Board of Directors or the Committee expressly provides otherwise, an option will become exercisable as to 25% of the shares subject thereto on each of the first through fourth anniversaries of the date of grant. The purchase price per share payable upon the exercise of an option (the "option exercise price") will be established by the Board of Directors or the Committee, provided that the option exercise price of an ISO shall be no less than 100% of the fair market value of a share of Common Stock on the date of grant. The option exercise price is payable in cash, or, with the consent of the Board of Directors or the Committee, by surrender of shares of Common Stock acquired at least six months prior to the option exercise date and having a fair market value on the date of the exercise equal to part or all of the option exercise price, or by such other payment method as the Board of Directors or the Committee may prescribe. The Board of Directors or the Committee may provide that, in the event an optionee pays the option exercise price by surrender of shares held at least six months, an additional option will be granted for a number of shares equal to the number surrendered, with an option exercise price equal to fair market value at the date of surrender and an expiration date no later than the expiration date of the original option. Stock Appreciation Rights. SARs may be granted in connection with all or any part of, or independently of, any option granted under the 1997 Plan. The grantee of an SAR has the right to surrender the SAR and to receive from the Company an amount equal to the aggregate appreciation (since the date of the grant, or over the option exercise price if the SAR is granted in connection with an option) in the shares of Common Stock in respect of which such SAR is being exercised. Payment due upon exercise of an SAR may be in cash, in Common Stock, or partly in each, as determined by the Committee in its discretion.

                  Restricted Stock. The Board of Directors or the Committee may grant restricted shares of Common Stock to such key persons, in such amounts, and subject to such terms and conditions as the Board of Directors or the Committee shall determine in its discretion. Certificates for the shares of Common Stock covered by a restricted stock award will remain in the possession of the Company until such shares are free of restrictions. Subject to the applicable restrictions, the grantee has the rights of a Shareholder with respect to the restricted stock.

                  Dividend Equivalent Rights. In connection with any award, the Board of Directors or the Committee may, in its discretion, grant a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unexercised, on the shares of Common Stock covered by such award if such shares were then outstanding. The Board of Directors or the Committee shall determine whether such payments are made in cash and/or in shares of Common Stock or in another form, whether they shall be conditioned upon the exercise of the award to which they relate, the time at which they will be made, and such other terms and conditions as it deems appropriate.

                  Restricted Stock Units. The Board of Directors or the Committee may grant awards of restricted stock units to such key persons, in such amounts, and subject to such terms and conditions as the Board of Directors or the Committee shall determine in its discretion. At the time of grant, the Board of Directors or the Committee shall specify the date or dates on which the restricted stock units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. The Board of Directors or the Committee at any time may accelerate vesting dates and otherwise waive or amend any conditions of an award of restricted stock units. At the time of grant, the Board of Directors or the Committee shall specify the maturity date applicable to each grant of restricted stock units, which may be determined at the election of the grantee. On the maturity date, the Company shall transfer to the grantee one unrestricted, fully transferable share of Common Stock for each restricted stock unit scheduled to be paid out on such date and not previously forfeited. The Board of Directors or the Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Common Stock.

                  Other Stock-Based Awards. The Board of Directors or the Committee may authorize other types of stock-based awards (including the grant of unrestricted shares), which the Board of Directors or the Committee may grant to such key persons, and in such amounts and subject to such terms and conditions, as the Board of Directors or the Committee shall in its discretion determine.


         TERMINATION OF EMPLOYMENT OR SERVICE

                  Options and SARs. Unless the Board of Directors otherwise specifies: (i) all options and SARs not yet exercised shall terminate upon termination of the grantee's employment or service by reason of discharge for cause; (ii) if a grantee's employment or service terminates for reasons other than cause, disability or death, the grantee's options and/or SARs generally will remain exercisable for three months after termination to the extent that they were exercisable at termination, but not after the scheduled expiration date of the award; and (iii) if a grantee dies or becomes disabled while in the Company's employ or service or during the aforementioned post-employment exercise period, the grantee's options and/or SARs, to the extent exercisable immediately prior to death or disability, generally will remain exercisable for one year after the date of death or disability, but not after the scheduled expiration date of the award.

                  Restricted Stock. If a grantee's employment or service terminates for any reason, during the 90 days following termination the Company will have the right to require forfeiture of restricted shares in exchange for any amount paid by the grantee for such shares.

                  Restricted Stock Units. In the event of the termination of a grantee's employment or service for any reason, restricted stock units that have not become nonforfeitable shall be forfeited and cancelled.

                  Right of Recapture. If at any time within one year after the date on which a participant exercises an option or SAR, or on which restricted stock vests, or which is the maturity date of restricted stock units, or on which income is realized by a participant in connection with any other stock-based award (each of which events is a "Realization Event"), the participant (a) is terminated for cause or (b) engages in any activity determined in the discretion of the Board of Directors or the Committee to be in competition with any activity of the Company, or otherwise inimical, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interests of the Company), then any gain realized by the participant from the Realization Event shall be paid by the participant to the Company upon notice from the Company. Such gain shall be determined as of the date of the Realization Event, without regard to any subsequent change in the fair market value of a share of Common Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).


         OTHER FEATURES OF THE STOCK INCENTIVE PLAN

                  Unless sooner terminated by the Board of Directors, the provisions of the 1997 Plan respecting the grant of ISOs shall terminate on the day before the tenth anniversary of the adoption of the 1997 Plan by the Board of Directors and no ISO awards shall thereafter be made under the 1997 Plan. All awards made under the 1997 Plan prior to its termination shall remain in effect until they are satisfied or terminated. In the event of a change of control (as defined in the 1997 Plan), (i) any option or SAR then outstanding whose date of grant was at least one year prior to the date of the change of control shall become fully vested and immediately exercisable upon the subsequent termination of employment of the grantee by the Company or its successors without cause and
(ii) the Committee may amend any award in such manner as it deems appropriate, including without limitation by amendments that advance the dates upon which outstanding awards shall terminate.


         FEDERAL INCOME TAX CONSEQUENCES

                  The description of Federal tax consequences set forth below is necessarily general in nature and does not purport to be complete.

                  There are generally no Federal tax consequences either to the optionee or to the Company upon the grant of an option. On exercise of an ISO, the optionee will not recognize any income, and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the optionee under the alternative minimum tax provisions of the Code. However, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize compensation income, and the Company will be entitled to a deduction for tax purposes in the same amount, equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the option exercise price (or the gain on sale, if less); the remainder of any gain to the optionee will be treated as capital gain. Otherwise, the Company will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the optionee will be treated as a capital gain. On exercise of a non-qualified stock option, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the option exercise price will generally be taxable to the optionee as compensation income, and will generally be deductible for tax purposes by the Company. The disposition of shares of Common Stock acquired upon exercise of a non-qualified stock option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

                  The grant of an SAR, a dividend equivalent right, restricted stock or performance share award generally will not result in income for the grantee or in a tax deduction for the Company. Upon the settlement of such a right or award, and upon the vesting of restricted stock, the grantee will recognize ordinary income equal to the fair market value of any shares of Common Stock and/or any cash received, and the Company will be entitled to a tax deduction in the same amount. An award of restricted shares of Common Stock will not result in income for the grantee or in a tax deduction for the Company until such time as the shares are no longer subject to forfeiture unless the grantee elects otherwise. At that time, the grantee generally will recognize ordinary income equal to the fair market value of the shares less any amount paid for them, and the Company will be entitled to a tax deduction in the same amount. Dividends paid on forfeitable restricted shares are treated as compensation for Federal tax purposes. A grant of unrestricted shares of Common Stock will result in income for the grantee, and a tax deduction for the Company, generally equal to the fair market value of such shares less any amount paid for them.

                  Limitations on the Company's Compensation Deduction. Section 162(m) of the Code limits the deduction which the Company may take for otherwise deductible compensation payable to certain executive officers to the extent that compensation paid to such officers for a year exceeds $1 million, unless such compensation meets certain criteria. Although the Company believes that compensation realized from stock options and SARs granted under the 1997 Plan generally will satisfy the requirements to be considered performance-based for purposes of Section 162(m) of the Code, there is no assurance such awards will satisfy such requirements. In addition, because other awards under the 1997 Plan will generally not meet the requirements of Section 162(m) of the Code, the deduction attributable to any compensation realized under any such awards to the affected executive officers may be limited under Section 162(m) of the Code.

                  Tax Withholding. The Board of Directors or the Committee may require payments from participants in the 1997 Plan, or withhold from payments due to be made thereunder, in order to satisfy applicable withholding tax requirements.

           Vote Required for the Amendment to the Company's 1997 Plan

         The amendment to the Company's 1997 Plan requires the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting and entitled to vote thereon.

         The Board of Directors recommends a vote FOR the amendment to the Company's 1997 Plan.

                       PROPOSAL 3 -- ELECTION OF DIRECTORS


Nominees for Election

         The Board of Directors proposes the election of a Board of five directors for the upcoming year and until their respective successors are duly elected and qualified. All of the nominees set forth below are currently members of the Board of Directors. Unless instructed otherwise, the enclosed proxy will be voted FOR the election of the nominees named below. Voting is not cumulative. While management has no reason to believe that any of the nominees will not be available as a candidate, should such a situation arise, proxies may be voted for the election of such other person as a director as the holders of the proxies may, in their discretion, determine.

         The following sets forth certain information with respect to each of the five nominees to the Board of Directors:

                                         Year First
                                          Elected
Name                             Age      Director       Office
----                             ---      --------       ------
Nominees to the Board
Jawahar C. Chatpar               51         1983         Chairman of the Board,
                                                         President, and Chief
                                                         Executive Officer
Jack P. Dorfman                  61         1993         Director and Secretary
Jatinder V. Wadhwa               64         1986         Director and Treasurer

Terry L. Jones                   51         1997         Director
Andrew Van Etten                 38                      Nominee


         Jawahar C. Chatpar is a founder of the Company and has served as Chairman of the Board, Chief Executive Officer and President since March 1991, as Chairman of the Board, Chief Executive Officer and Secretary from November 1986 until March 1991, and as President and Chief Executive Officer since inception until November 1986. Mr. Chatpar has also served as a director since inception. Mr. Chatpar founded the Company in 1983 as a successor to a Canadian corporation of the same name, which he founded in 1982. He holds an B.Tech (honors) degree in Electrical Engineering from the Indian Institute of Technology, Bombay, India and an M.S. degree in Electrical Engineering from the University of Waterloo, Canada.

         Jack P. Dorfman joined the Company as a Director in November 1993, and has served as Secretary since October 1995. Mr. Dorfman has otherwise been retired since June 1996. Prior thereto, since 1992, Mr. Dorfman served as consultant and manager for a number of pharmacies. From 1990 to 1992, he served as a management consultant for Clark Container, a division of Mark IV Industries, a conglomerate. From 1988 to 1990, he served as Vice President and Treasurer of US Distribution, a transportation company. Prior to 1988, he owned, managed and operated an independent community pharmacy for over fifteen years.

         Jatinder Wadhwa has served as a Director of the Company since 1986 and as Treasurer of the Company since August 1997. He had been the Secretary of the Company from 1993 to 1995. Since 1994, Mr. Wadhwa has served as the Chief Executive Officer of Security First Financial Corp., a financial institution dealing with first and second mortgages on residential and commercial properties.

         Terry L. Jones has served as a Director of the Company since November 1997. He has been the President of Syndicated Communications, Inc. ("Syncom"), a communications venture capital investment company, since 1990. He joined Syncom in 1978 as a Vice President. Mr. Jones serves in various capacities, including director, president, general partner and vice president for various other entities affiliated with Syncom. He also serves on the Board of Directors of Radio One, Inc. Mr. Jones earned his B.S. degree from Trinity College, his M.S. from George Washington University and his M.B.A. from Harvard Business School.

         Andrew Van Etten, a nominee, is currently serving as Senior Director, Strategic Business Development, Electronics and Information Business Division at Mitsui & Company, (USA) Inc. He joined Mitsui & Company in 1988. Mitsui &
Company is one of the oldest and largest international trading companies headquartered in Japan. Mr. Etten is Mitsui's representative as shareholder for PageMart Wireless, Inc. and portfolio manager for America Online, Inc. and America Online Japan. He also serves on the Board of Directors of Lana Film Company. Mr. Etten holds an B.S. degree in Business Administration from Plymouth State College of the University of New Hampshire.

         There are no family relationships among the directors and officers of the Company.

         Each director is elected to hold office until the next succeeding annual meeting of shareholders and until his successor is elected and qualified or until his death, resignation or removal.

Information Concerning the Board of Directors and its Committees

         During the fiscal year ended March 31, 1999, ("Fiscal 1999") there were three meetings of the Board of Directors of the Company. During such fiscal year, each incumbent director attended at least 75% of the meetings of the Board of Directors. The Board of Directors does not have any committees.

Compensation of Directors

         The directors of the Company are paid $250 per Board meeting. In addition, the Company currently reimburses each director for expenses incurred in connection with his attendance at each meeting of the Board of Directors.

         In August 31, 1998, the Company issued to J.C. Chatpar, Jack Dorfman, Jatinder Wadhawa, Terry Jones and Khushi Nichani, directors of the Company, non-qualified stock options to purchase 120,000, 20,000, 20,000, 10,000, and 10,000 shares of Common Stock, respectively, at an exercise price of $0.75 per share.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth information concerning the compensation for services in all capacities for the fiscal years ended March 31, 1999, March 31, 1998 and March 31, 1997, of the Chief Executive Officer of the Company, who is the only executive officer at the Company who earned over $100,000 (the "Named Executive") for the fiscal year ended 1999, 1998 and 1997.

                           SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------
                                                                                                     Long-Term
                                                                 Annual Compensation                Compensation
                                                                                                       Awards
----------------------------------------------------------------------------------------------------------------
                                                                                                     Securities
             Name and Principal Position                 Fiscal    Salary($)      Bonus($)           Underlying
                                                         Year                                        Options(#)
----------------------------------------------------------------------------------------------------------------
J.C. Chatpar, Chairman of the Board, President and        1999     $165,000         None              120,000(2)
Chief Executive Officer                                   1998     $150,000         None              140,000(3)
                                                          1997     $130,000        $100,000                None
                                                                                   (1)
----------------------------------------------------------------------------------------------------------------

(1) We have concluded that the aggregate amount of perquisites and other personal benefits paid to the Named Officer named in the table did not exceed the lesser of 10% of such officer's total annual salary and bonus for the 1999, 1998 and 1997 fiscal years or $50,000, thus, such amounts are not included in the table.

(2) In the last fiscal year, Mr. Chatpar was granted 120,000 options each to purchase one share of Common Stock exercisable at $0.75, which expire on 8/30/08.

(3) Mr. Chatpar was granted 110,000 options each to purchase one share of Common Stock exercisable at $2.56 and 30,000 options each to purchase one share of Common Stock exercisable at $2.43 in Fiscal 1998.


Aggregated Fiscal Year-End Option Values

         The following table sets forth information concerning the number of unexercised options and the fiscal 1999 year-end value of unexercised options on an aggregated basis held by the Named Executive. The Company has not granted any stock appreciation rights and no options were exercised in fiscal 1999.

--------------------------------------------------------------------------------------------------------------------
                          Number of Securities Underlying Unexercised     Value of Unexercised In-The-Money Options
                                 Options at Fiscal Year-End (#)                   at Fiscal Year-End ($)(1)
                                 ------------------------------                   -------------------------

Name                           Exercisable           Unexercisable            Exercisable           Unexercisable
----                           -----------           -------------            -----------           -------------
J.C. Chatpar                    740,000                   0                    $792,400               $0
--------------------------------------------------------------------------------------------------------------------

(1) Options are "in-the-money" if, on March 31, 1999, the market price of the Common Stock exceeded the exercise price of such options. The value of such options is calculated by determining the difference between the aggregate market price of the Common Stock underlying the options on March 31, 1999 and the aggregate exercise price of such options.


Employment Agreements and Insurance

         The Company has entered into an Amended and Restated Employment Agreement with Mr. J.C. Chatpar dated as of August 4, 1997 (the "Employment Agreement") for a three-year term. Such three-year term shall be automatically extended for successive three-year terms unless either party gives the other party 120 days prior written notice of termination before the end of any such three-year period. The Board, however, has the authority to terminate such extension upon cause. "Cause" is defined as conviction of a felony or willful misconduct. Mr. Chatpar is entitled to receive a salary of $150,000 per annum, with an annual increase of 10%. In recognition of the complex scientific and technical leadership which Mr. Chatpar brings to the Company. The Company has also agreed that its Board of Directors may raise his salary during the term of his employment as soon as the financial resources of the Company and other business conditions permit. In such event, Mr. Chatpar's salary shall be at a level comparable to that of chief executive officers of other comparable technology-driven publicly held companies.

         In addition to his base salary, Mr. Chatpar shall be entitled to receive a bonus based upon the following formula: (a) 1% of gross revenues for each fiscal year in excess of $3 million provided however, that the Company shall be profitable, plus (b) 5% of net income after deduction of the bonus provided for in (a) above, and plus (c) 10% of the increase in net income over that of the prior fiscal year after deduction of the bonus provided for in (a) above.

         In the event of a termination of Mr. Chatpar's employment due to disability, he shall receive royalty payments of 5% of the gross revenues earned by the Company ("Royalties") for a period of 15 years following termination. In the event of Mr. Chatpar's death, his wife, if any, or his estate, shall receive a payment equal to six months of his base salary and Royalties for 15 years. In the event of a termination of Mr. Chatpar's employment for any reason other than pursuant to disability, death or for cause, or if there is a change of control (as defined in the Employment Agreement) of the Company which results in an actual or constructive termination of employment (as defined therein), he shall receive a payment equal to three years of his base salary plus three times his prior year's bonus, Royalties for 15 years, and all of his outstanding options will be deemed immediately vested and exercisable for a period of one year from the effective termination date.

         The Company does not have employment contracts with any other officer or director. The Company offers basic health, major medical and life insurance to its employees. No retirement, pension or similar program has been adopted by the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of February 4, 2000, the number of shares of Common Stock (and the percentage of Common Stock) beneficially owned by (i) each person known (based solely on Schedules 13D or 13G filed) to the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each director and nominee to the Board of Directors of the Company, (iii) the Named Executive (as hereinafter defined) and (iv) all directors and executive officers of the Company as a group (based upon information furnished by such persons). Under the rules of the Commission, a person is deemed to be a beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose of or to direct the disposition of such security. In general, a person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.

                              Number of Shares                 Percentage (%)
Name and Address             Beneficially Owned              of Common Stock(1)
----------------             ------------------              ------------------
J.C. Chatpar (2)
c/o Cyber Digital, Inc.
400 Oser Avenue
Hauppauge, NY  11788               7,205,712                        34.9%

Jack Dorfman (3)                    220,000                          1.0%

Jatinder V. Wadhwa (4)              217,812                          1.0%

Terry L. Jones (5)                   20,000                            *

Andrew Van Etten                          0                            *

All directors and officers as
a group (5  persons)              7,663,524                         37.1%

-----------------

  *      Indicates beneficial ownership of less than one (1%) percent.

 (1) Assumes the exercise of the warrants to purchase 824,013 shares of Common Stock issued in connection with the offering of the Company's Series A Preferred stock.

(2) Does not include 476,000 shares owned by Sylvie Chatpar, his wife, and 175,000 shares owned by certain other relatives, to which shares Mr. Chatpar disclaims beneficial ownership. Includes 1,620,000 shares as to which Mr. Chatpar holds non-qualified stock options, which are exercisable at any time.

(3) Includes 100,000 shares at to which Mr. Dorfman holds a non-qualified stock option, which are exercisable at any time. Does not include 360,000 shares owned by his wife, Sandra Dorfman, to which shares Mr. Dorfman disclaims beneficial ownership.

(4) Includes 60,000 shares as to which Mr. Wadhwa holds non-qualified stock options which are exercisable at any time.

(5) Terry Jones is a general partner of a limited partnership that is the general partner of Syndicated Communications Venture Partners III, L.P. ("Syncom III"), a fund which on April 14, 1998, Syncom III converted all of its outstanding Series B-1 Preferred Stock into 861,230 shares of Common Stock at a conversion price of $2.89 per share. Includes 20,000 shares as to which Mr. Jones holds non-qualified stock options which are exercisable at any time.


                 Certain Relationships and Related Transactions

          On December 30, 1996, the Company consummated a private placement of its Series B-1 Convertible Preferred Stock, par value $.05 per share, to Syncom
III. The Company issued 2,000 shares of its Series B-1 Stock to Syncom III in return for $2,000,000. On April 14, 1998, Syncom III converted all of its outstanding Series B-1 Preferred Stock into 861,230 shares of Common Stock at a conversion price of $2.89 per share.

          Terry Jones, a nominee, is the general partner of WJM Partners III, L.P. ("WJM"), the general partner of Syncom III. Pursuant to the terms of the Stock Purchase Agreement so long as Syncom III holds Common Stock, the Company's Board of Directors shall consist of not less than five members and the Company shall use its best efforts to cause Terry Jones (or another partner of WJM) to be elected as a director.

                     Vote Required for Election of Directors

         The election of each nominee for director requires a plurality of the votes cast. Accordingly, abstentions and Broker non-votes will not affect the outcome of the Election. Proxies solicited by the Board of Directors will be voted for each of the nominees listed above, unless Shareholders specify otherwise.

         The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed above.

            PROPOSAL 4 -- TO RATIFY APPOINTMENT OF INDEPENDENT PUBLIC
         AUDITORS FOR FISCAL YEAR ENDING MARCH 31, 1999 AND APPOINTMENT
                     FOR FISCAL YEAR ENDING MARCH 31, 2000

         The Board of Directors has appointed AVZ as the Company's independent public auditors for the fiscal years ending March 31, 1999 and March 31, 2000. The Shareholders will be asked to ratify the appointment of AVZ as the independent public auditors of the Company for the fiscal year ending March 31, 1999 and to appoint AVZ for the fiscal year ending March 31, 2000. This proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of shares entitled to vote thereon. Representatives of Albrecht, Viggiano, Zureck & Company, P.C. are expected to be present at the Annual Meeting, with an opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.

         AVZ has audited the Company's financial statements for the fiscal years ended March 31, 1997 and March 31, 1998.

 Vote Required for Ratification of AVZ for Fiscal Year ending March 31, 1999 and Appointment for Fiscal Year ending March 31, 2000

         The ratification and appointment of AVZ requires the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting and entitled to vote thereon.

         The Board of Directors recommends a vote FOR both the ratification and appointment of AVZ.

         PROPOSAL 5--TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION

         The Board of Directors has recommended an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 30 million to 60 million. The Board of Directors believes such action to be in the best interest of the Company so as to make additional shares available for acquisitions, financing, present and future employee benefit programs and other corporate purposes. Other than shares that may be issued upon the exercise of options issued under the 1997 Plan, the Company has no current plans or proposals to use the newly authorized shares for acquisitions, financing, employee benefit plans or other corporate purposes.

         As indicated above, the Company is currently authorized to issue 30 million shares of Common Stock. As of February 4, 2000, there were 18,735,590 shares of Common Stock issued and outstanding. In addition, as of such date, there were 2,228,500 shares of Common Stock issuable upon the exercise of outstanding options, 1,454,520 shares of Common Stock issuable upon the exercise of outstanding warrants and 1,528,678 shares of Common Stock issuable upon conversion of shares of the Company's Series C and D1 Preferred Stock.

         The additional shares of Common Stock may be issued from time to time as the Board of Directors may determine without further action of the shareholders of the Company. Although the Board has no current plans to utilize such shares to entrench present management, it may, in the future, be able to utilize the additional shares, together with or apart from the Company's authorized Preferred Stock, as a defensive tactic against hostile takeover attempts. The authorization of such shares shall have no current anti-takeover effect. No hostile takeover attempts are, to management's knowledge, threatened.

         The relative rights and limitations of the Common Stock would remain unchanged under the amendment. Shareholders of the Company do not currently possess, nor upon the adoption of the proposed amendment will they acquire, preemptive rights, which would entitle such persons, as a matter of right, to subscribe for the purchase of any shares, rights, warrants or other securities or obligations convertible into, or exchangeable for, securities of the Company.

      Vote Required for Amendment to Company's Certificate of Incorporation

         The amendment to the Company's Certificate of Incorporation requires the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting and entitled to vote thereon.

         The Board of Directors recommends a vote FOR amendment to the Company's Certificate of Incorporation.

                              STOCKHOLDER PROPOSALS

         The deadline for submitting stockholder proposals for inclusion in the Company's proxy statement and form of proxy for the Company's next annual meeting is September 6, 2000. To be properly submitted, the proposal must be received at the Company's principal executive offices, 400 Oser Avenue, Suite 1650, Hauppauge, New York 11788, no later than the deadline. In order to avoid controversy, Stockholders should submit any proposals by means, including electronic means, that permit them to prove the date of delivery.

         The deadlines described above are calculated by reference to the date the proxy materials for this year's Annual

Meeting were first mailed to Stockholders. If the Board of Directors changes the date of next year's annual meeting by more than 30 days, the Board will, in a timely manner, inform the Stockholders of such a change and the effect of such a change on the deadlines given above by including a notice under Item 5 in the Company's earliest possible quarterly report on Form 10-QSB, or if that is impracticable, then by any means reasonably calculated to inform the Stockholders.

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors is not aware of any other matter that is to be presented to Shareholders for formal action at the Annual Meeting. If, however, any other matter properly comes before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxies in accordance with their judgment on such matters.

                                OTHER INFORMATION

         IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, THE BOARD URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID REPLY ENVELOPE. YOUR COOPERATION AS A SHAREHOLDER, REGARDLESS OF THE NUMBER OF SHARES OF STOCK YOU OWN, WILL REDUCE THE EXPENSES INCIDENT TO A FOLLOW-UP SOLICITATION OF PROXIES.

         IF YOU HAVE ANY QUESTIONS ABOUT VOTING YOUR SHARES, PLEASE TELEPHONE THE COMPANY TOLL FREE AT 1-800-935-2923.

                                                     Sincerely yours,


                                                     /s/ J.C. Chatpar
                                                     ---------------------
                                                     J.C. Chatpar
                              Chairman of the Board


Hauppauge, New York
February 14, 2000

                                   APPENDIX I

PROPOSED  ARTICLE  FOURTH OF THE  COMPANY'S  CERTIFICATE  OF  INCORPORATION,  AS
AMENDED

         FOURTH: The total number of shares of capital stock which the Corporation shall be authorized to issue is 70 million of which 10 million shares shall be shares of Preferred Stock, having par value $0.05 per share, and 60 million shares shall be shares of Common Stock having a par value of $0.01 per share. Preferred Stock may be issued in one or more series with such rights and designations, including without limitation, voting powers, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, conversion rights, liquidations privileges, dividend rights, redemption price or prices and terms of redemption, including sinking funds provisions as may be determined by action of the Board of Directors without any further vote or action by the stockholders. Authority is hereby expressly granted to the Board of Directors to establish and designate one or more series of Preferred Stock subject to the provisions of this Article.

                               CYBER DIGITAL, INC.

                         Annual Meeting of Shareholders

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS


         The undersigned hereby appoints J.C. Chatpar and Jack Dorfman, or if only one is present, then that individual, with full power of substitution, to vote all shares of CYBER DIGITAL, INC. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of the Company's Shareholders to be held at the Holiday Inn, 3845 Veteran's Memorial Highway, Ronkonkoma, New York, on Monday the 6th day of March, 2000, at 10:00 a.m. New York time, and at any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:

1. Issuance of the Securities: To approve the issuance of shares of the Company's Common Stock, par value $0.01 per share, on conversion of the Convertible Securities and payment of dividends on the Company's Series D1 Convertible Preferred Stock:

                  FOR [ ]                AGAINST [ ]             ABSTAIN [ ]>

2. AMENDMENT TO 1997 PLAN: To approve an amendment to the Company's 1997 Stock Incentive Plan to increase the number of shares reserved for issuance thereunder by 2,000,000 from 850,999 shares to 2,850,999 of the Company's Common Stock, par value $0.01.

                  FOR [ ]                AGAINST [ ]             ABSTAIN [ ]

3. ELECTION OF DIRECTORS: To elect the nominees for director below for a term of one year;

         FOR all nominees listed below [ ] WITHHOLD AUTHORITY [ ] (except as marked to the contrary below) to vote for all nominees listed below

         (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

                               Jawahar C. Chatpar
                                 Jack P. Dorfman
                               Jatinder V. Wadhwa
                                 Terry L. Jones
                                Andrew Van Etten

4. APPROVAL OF AUDITORS: To ratify the appointment of Albrecht, Viggiano, Zureck & Company, P.C. as the Company's independent public auditors for the Company's fiscal year ending March 31, 1999 and to appoint AVZ for the fiscal year ending March 31, 2000.

                  FOR [ ]                AGAINST [ ]             ABSTAIN [ ]

5. AMENDMENT TO COMPANY'S CERTIFICATE OF INCORPORATION: To approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of the Company's Common Stock, $0.01 par value per share, which the Company is authorized to issue to 60,000,000.

                  FOR [ ]                AGAINST [ ]             ABSTAIN [ ]

and in their discretion, upon any other matters that may properly come before the meeting or any adjournment or postponement thereof.

            (Continued and to be dated and signed on the other side.)

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO OTHER DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL FOR ALL NOMINEES LISTED IN PROPOSAL 3 AND FOR PROPOSALS 1, 3, 4 AND 5.

         PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

         Receipt of the Notice of Annual Meeting of Shareholders and of the Proxy Statement and Annual Report of the Company accompanying the same is hereby acknowledged.

                                         Dated: _________________________, 2000


                                         --------------------------------------
                                         (Signature of Stockholder)

                                         --------------------------------------
                                         (Signature of Stockholder)

                                          Your signature  should appear the same
                                          as  your  name  appears   herein.   If
                                          signing   as    attorney,    executor,
                                          administrator,  trustee  or  guardian,
                                          please  indicate the capacity in which
                                          signing.   When   signing   as   joint
                                          tenants,  all  parties  to  the  joint
                                          tenancy  must sign.  When the proxy is
                                          given by a  corporation,  it should be
                                          signed by an authorized officer.